UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2020

BROADWIND, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Broadwind Energy, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Corporate Name Change to Broadwind, Inc.

On May 4, 2020, following the approval of the stockholders of Broadwind Energy, Inc. (the “Company”) at the Company’s Annual Meeting of Stockholders, the Company changed its corporate name to “Broadwind, Inc.” by filing a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Name Change”).  The Name Change does not affect the rights of the Company’s security holders and the Company’s common stock will continue to trade on The NASDAQ Capital Market under the symbol “BWEN.”

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Third Amended and Restated Bylaws

In connection with the Name Change, the Board of Directors of the Company approved an amendment and restatement of the Company’s Bylaws (as amended and restated, the “Third Amended and Restated Bylaws”), to incorporate the Name Change.  Additionally,  the following amendments to the Bylaws were adopted:  (i) Section 1.12 was amended to state that the Corporation, rather than the officer who has charge of the stock ledger, will prepare a list of the stockholders entitled to vote at a meeting of stockholders, (ii) Section 2.1 was amended to clarify that each director will serve until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal, (iii)  Section 4.1 was amended to authorize any two authorized officers of the Company to sign stock certificates on behalf of the Company, and (iv) Section 7.4 was amended to state that the Company’s seal may be in such form as approved by the Company’s Board of Directors. The Third Amended and Restated Bylaws became effective on May 4, 2020. The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 1, 2020, the Company’s Annual Meeting of Stockholders was held. Matters voted on by the stockholders included: (i) election of seven directors to hold office for a term of one year or until their successors are duly elected and qualified; (ii) approval of the Certificate of Amendment of the Certificate of Incorporation to change the Company’s name from “Broadwind Energy, Inc.” to “Broadwind, Inc.”; (iii) a non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay” vote); and (iv) ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2020. The results of the stockholders’ votes are reported below:

1.	With respect to the election of directors, the following directors were elected by the indicated votes:

NAME OF CANDIDATE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Eric B. Blashford	6,183,659	96,131	75,044	6,066,764
Philip J. Christman	6,186,369	94,521	73,944	6,066,764
Terence P. Fox	5,600,111	681,572	73,151	6,066,764
Stephanie K. Kushner	5,678,334	528,141	148,359	6,066,764
David P. Reiland	6,042,317	239,148	73,369	6,066,764
Thomas A. Wagner	6,041,179	239,586	74,069	6,066,764
Cary B. Wood	6,189,822	94,163	70,849	6,066,764

2.	With respect to the approval of the Certificate of Amendment of the Certificate of Incorporation to change the Company’s name from “Broadwind Energy, Inc.” to “Broadwind, Inc.”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,213,903	129,281	78,414	6,066,764

3.	With respect to the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay” vote):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,389,792	568,100	396,942	6,066,764

4.  With respect to the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2020:

FOR	AGAINST	ABSTAIN
12,169,910	105,222	146,466

Item 9.01.Financial Statements and Exhibits.

(d) Exhibit

EXHIBIT NUMBER	DESCRIPTION

3.1	Certificate of Amendment to the Certificate of Incorporation of the Company
3.2	Third Amended and Restated Bylaws of the Company adopted as of May 4, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

May 6, 2020	By:	/s/ Jason L. Bonfigt

Jason L. Bonfigt
Vice President and Chief Financial Officer
(Principal Financial Officer)

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